Property and equipment, net	12 Months Ended
Dec. 31, 2018
Property and equipment, net
Property and equipment, net

5. Property and equipment, net

Property and equipment, net consist of the following:

	As of December 31,
	2017	2018
	RMB	RMB
Buildings	2,697,230	3,586,898
Machinery and equipment	1,299,553	2,475,795
Leasehold improvements	262,419	344,786
Vehicles	1,545,786	2,319,342
Furniture, office and electric equipment	207,953	309,214
Construction in progress	1,434,699	1,711,971
Total	7,447,640	10,748,006
Accumulated depreciation	(974,630)	(1,712,302)
Property and equipment, net	6,473,010	9,035,704

Depreciation expenses were RMB301,668, RMB522,853 and RMB809,005 for the years ended December 31, 2016, 2017 and 2018, respectively.

As at December 31, 2017 and 2018, the title certificates for certain buildings of the Group with an aggregate net book value of approximately RMB1,425,167 and RMB2,040,167, respectively, had not been obtained.